UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:     811-07154

Cohen & Steers Total Return Realty Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2020

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2020. The total returns for Cohen & Steers Total Return Realty Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2020
Cohen & Steers Total Return Realty Fund at Net Asset Value[a]	-10.44%[b]
Cohen & Steers Total Return Realty Fund at Market Value[a]	-11.52%
FTSE Nareit All Equity REITs Index[c]	-13.30%
Blended Benchmark—80% FTSE Nareit All Equity REITs Index/ 20% ICE BofA REIT Preferred Securities Index[c]	-10.74%
S&P 500 Index[c]	-3.08%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $0.08 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets.

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The returns shown are based on NAVs calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the NAVs in accordance with accounting principals generally accepted in the United States of America (GAAP).

[c]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA REIT Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market including all REITs. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

U.S. real estate securities declined in the first half of 2020 along with stocks broadly, falling sharply in the first quarter as the spread of COVID-19 led to widespread economic and social shutdowns. The group partly recovered in the second quarter, with markets responding positively to massive and unprecedented fiscal and monetary stimulus policies. The listed real estate market was also supported by mostly intact earnings and dividends, and by encouraging rent collection data (outside of retail and hotel landlords).

Fund Performance

The Fund had a negative total return in the period and underperformed its blended benchmark based on market price, but slightly outperformed on a NAV basis.

Most property sectors declined in the period, although data center REITs and cell tower owners in the infrastructure sector had sizable gains, aided by a significant increase in demand for e-commerce-related services amid a surge in working and purchasing from home. Industrial REITs, which play a key role in the delivery chain to homes, also outperformed by a significant margin. Overall, the Fund’s positioning in these sectors helped its relative performance, due to an overweight in data centers. The Fund’s underweights in the infrastructure and industrial sectors detracted from performance.

Health care REITs underperformed for the period but outperformed in the second half as certain companies—such as owners of senior living facilities, which reported better-than-expected occupancies—showed surprising signs of resilience in the face of COVID-19. The Fund increased the degree of its overweight in the health care sector during the period; this was beneficial to relative performance for the six months, as was stock selection in the sector.

Sentiment toward regional malls was severely impacted by a weakening economy and a threat to rental payments as numerous malls temporarily closed around the country. The Fund’s overweight and stock selection in regional malls detracted from performance. Simon Property Group accounted for most of the Fund’s mall weighting in the period; we continued to favor the company for its high-quality properties and access to capital at attractive terms. The Fund’s underweight and stock selection in shopping center owners, which also struggled, helped performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Office companies held up better but also underperformed broader REITs. Amid the spread of COVID-19, many industries showed success in transitioning from physical offices to work from home, which led to questions about the long-term future of office demand. The Fund’s underweight in offices aided performance, although the effect was largely countered by less favorable stock selection in the sector.

The Fund’s underweight in real estate preferreds detracted from relative performance, as REIT preferreds outperformed REIT common shares. Security selection in the group also hindered performance, including an underweight in securities issued by Public Storage, which had a modest gain overall. We continued to view the company’s issues as less attractive from an income perspective.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2020.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

JASON YABLON	MATHEW KIRSCHNER
Portfolio Manager	Portfolio Manager

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2020

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$33,759,895	10.5
Prologis, Inc.	21,955,416	6.9
Equinix, Inc.	20,705,209	6.5
Crown Castle International Corp.	15,584,134	4.9
Public Storage	12,178,491	3.8
Welltower, Inc.	11,943,383	3.7
VICI Properties, Inc.	10,739,929	3.4
Essex Property Trust, Inc.	9,905,644	3.1
Extra Space Storage, Inc.	9,699,404	3.0
Simon Property Group, Inc.	9,579,901	3.0

[a]

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2020 (Unaudited)

		Shares	Value
COMMON STOCK	82.8%
COMMUNICATIONS—TOWERS	17.4%
American Tower Corp.		130,579	$33,759,895
Crown Castle International Corp.		93,123	15,584,134
SBA Communications Corp.		22,015	6,558,709

			55,902,738

REAL ESTATE	65.4%
DATA CENTERS	10.2%
CyrusOne, Inc.		97,405	7,086,214
Digital Realty Trust, Inc.		34,723	4,934,485
Equinix, Inc.		29,482	20,705,209

			32,725,908

HEALTH CARE	11.1%
Healthpeak Properties, Inc.		251,606	6,934,261
Medical Properties Trust, Inc.		342,375	6,436,650
Omega Healthcare Investors, Inc.		38,507	1,144,813
Ventas, Inc.		243,951	8,933,486
Welltower, Inc.		230,790	11,943,383

			35,392,593

HOTEL	1.0%
Host Hotels & Resorts, Inc.		288,704	3,115,116

INDUSTRIALS	9.3%
Duke Realty Corp.		218,754	7,741,704
Prologis, Inc.‡		235,245	21,955,416

			29,697,120

NET LEASE	7.8%
Agree Realty Corp.		41,483	2,725,848
Spirit Realty Capital, Inc.		158,207	5,515,096
VEREIT, Inc.		917,982	5,902,624
VICI Properties, Inc.		531,943	10,739,929

			24,883,497

OFFICE	1.6%
Kilroy Realty Corp.		89,584	5,258,581

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
RESIDENTIAL	13.5%
APARTMENT	7.1%
Apartment Investment & Management Co., Class A‡		105,156	$3,958,072
Essex Property Trust, Inc.		43,224	9,905,644
UDR, Inc.		239,812	8,964,172

			22,827,888

MANUFACTURED HOME	3.4%
Equity LifeStyle Properties, Inc.		75,653	4,726,800
Sun Communities, Inc.		45,334	6,150,917

			10,877,717

SINGLE FAMILY	3.0%
Invitation Homes, Inc.		343,302	9,451,104

TOTAL RESIDENTIAL			43,156,709

SELF STORAGE	6.8%
Extra Space Storage, Inc.		105,006	9,699,404
Public Storage		63,466	12,178,491

			21,877,895

SHOPPING CENTERS	4.1%
COMMUNITY CENTER	1.1%
Regency Centers Corp.		80,006	3,671,475

REGIONAL MALL	3.0%
Simon Property Group, Inc.		140,098	9,579,901

TOTAL SHOPPING CENTERS			13,251,376

TOTAL REAL ESTATE			209,358,795

TOTAL COMMON STOCK (Identified cost—$194,973,727)			265,261,533

PREFERRED SECURITIES—$25 PAR VALUE	13.0%
BANKS	0.6%
GMAC Capital Trust I, 6.177% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a]		35,000	784,700
JPMorgan Chase & Co., 5.75%, Series DDb		25,000	660,500
Wells Fargo & Co., 4.75%, Series Zb		18,400	427,616

			1,872,816

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Morgan Stanley, 6.375% to 10/15/24, Series Ib,c		40,000	$1,037,200

PIPELINES	0.2%
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Eb,c		27,235	559,951

REAL ESTATE	11.7%
DATA CENTERS	1.2%
Digital Realty Trust, Inc., 6.625%, Series Cb		29,225	754,297
Digital Realty Trust, Inc., 6.35%, Series Ib		50,000	1,255,500
Digital Realty Trust, Inc., 5.85%, Series Kb		19,588	514,185
Digital Realty Trust, Inc., 5.20%, Series Lb		20,175	507,805
QTS Realty Trust, Inc., 7.125%, Series Ab		23,400	629,928

			3,661,715

DIVERSIFIED	1.2%
Armada Hoffler Properties, Inc., 6.75%, Series Ab		10,000	237,900
Colony Capital, Inc., 7.15%, Series Ib		49,794	788,239
Colony Capital, Inc., 7.125%, Series Jb		21,666	344,056
EPR Properties, 5.75%, Series Gb		22,541	385,226
Investors Real Estate Trust, 6.625%, Series Cb		19,695	507,934
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[b]		12,789	689,967
National Retail Properties, Inc., 5.20%, Series Fb		20,345	485,228
Urstadt Biddle Properties, Inc., 5.875%, Series Kb		25,000	498,750

			3,937,300

HEALTH CARE	0.1%
Diversified Healthcare Trust, 5.625%, due 8/1/42		13,743	241,602

HOTEL	1.3%
Ashford Hospitality Trust, Inc., 7.375%, Series Fb		43,000	324,650
Ashford Hospitality Trust, Inc., 7.375%, Series Gb		24,463	182,739
Ashford Hospitality Trust, Inc., 7.50%, Series Hb		20,000	146,600
Ashford Hospitality Trust, Inc., 7.50%, Series Ib		30,000	223,800
Hersha Hospitality Trust, 6.50%, Series Db		23,937	271,685
Hersha Hospitality Trust, 6.50%, Series Eb		10,348	118,381
Pebblebrook Hotel Trust, 6.30%, Series Fb		28,944	536,332
RLJ Lodging Trust, 1.95%, Series Ab		19,675	430,686
Summit Hotel Properties, Inc., 6.45%, Series Db		26,000	474,760
Summit Hotel Properties, Inc., 6.25%, Series Eb		41,105	736,190
Sunstone Hotel Investors, Inc., 6.95%, Series Eb		32,000	784,640

			4,230,463

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
INDUSTRIALS	1.6%
Monmouth Real Estate Investment Corp., 6.125%, Series Cb		65,000	$1,589,250
PS Business Parks, Inc., 5.20%, Series Wb		9,000	221,580
PS Business Parks, Inc., 5.20%, Series Yb		25,000	618,500
PS Business Parks, Inc., 4.875%, Series Zb		9,000	214,650
Rexford Industrial Realty, Inc., 5.875%, Series Ab		41,973	1,059,651
Rexford Industrial Realty, Inc., 5.625%, Series Cb		29,000	733,703
STAG Industrial, Inc., 6.875%, Series Cb		25,953	672,442

			5,109,776

NET LEASE	0.9%
Spirit Realty Capital, Inc., 6.00%, Series Ab		47,667	1,159,738
VEREIT, Inc., 6.70%, Series Fb		74,293	1,858,811

			3,018,549

OFFICE	0.8%
Brookfield Property Partners LP, 5.75%, Series Ab		36,600	606,096
Brookfield Property Partners LP, 6.50%, Series A-1[b]		24,578	449,286
City Office REIT, Inc., 6.625%, Series Ab		25,000	591,750
SL Green Realty Corp., 6.50%, Series Ib		19,394	483,880
Vornado Realty Trust, 5.70%, Series Kb		18,000	409,680

			2,540,692

RESIDENTIAL	1.5%
APARTMENT	0.2%
Bluerock Residential Growth REIT, Inc., 8.25%, Series Ab		34,725	831,316

MANUFACTURED HOME	0.4%
UMH Properties, Inc., 8.00%, Series Bb		20,000	502,700
UMH Properties, Inc., 6.75%, Series Cb		32,000	756,800

			1,259,500

SINGLE FAMILY	0.9%
American Homes 4 Rent, 6.50%, Series Db		23,911	608,535
American Homes 4 Rent, 6.35%, Series Eb		36,927	920,221
American Homes 4 Rent, 6.25%, Series Hb		22,767	580,786
American Homes 4 Rent, 5.875%, Series Fb		19,063	474,669
American Homes 4 Rent, 5.875%, Series Gb		10,000	251,000

			2,835,211

TOTAL RESIDENTIAL			4,926,027

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Shares	Value
SELF STORAGE	0.5%
National Storage Affiliates Trust, 6.00%, Series Ab		25,000	$640,250
Public Storage, 5.40%, Series Bb		14,883	379,963
Public Storage, 5.15%, Series Fb		12,030	307,126
Public Storage, 4.75%, Series Kb		5,332	134,366

			1,461,705

SHOPPING CENTERS	2.6%
COMMUNITY CENTER	1.7%
Cedar Realty Trust, Inc., 7.25%, Series Bb		4,014	78,875
Cedar Realty Trust, Inc., 6.50%, Series Cb		15,000	238,650
Saul Centers, Inc., 6.125%, Series Db		47,400	1,080,720
Saul Centers, Inc., 6.00%, Series Eb		23,000	514,970
SITE Centers Corp., 6.375%, Series Ab		44,952	1,004,678
SITE Centers Corp., 6.25%, Series Kb		116,702	2,630,463

			5,548,356

REGIONAL MALL	0.9%
Brookfield Property REIT, Inc., 6.375%, Series Ab		23,000	354,660
Pennsylvania REIT, 7.20%, Series Cb		30,050	234,991
Taubman Centers, Inc., 6.50%, Series Jb		33,722	727,046
Taubman Centers, Inc., 6.25%, Series Kb		71,351	1,537,614

			2,854,311

TOTAL SHOPPING CENTERS			8,402,667

TOTAL REAL ESTATE			37,530,496

UTILITIES	0.2%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		19,000	508,630

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$46,516,843)			41,509,093

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount		Value
PREFERRED SECURITIES—CAPITAL SECURITIES	2.1%
BANKS	0.4%
Citigroup, Inc., 5.00% to 9/12/24, Series Ub,c		$59,000		$55,643
Farm Credit Bank of Texas, 10.00%, Series 1[b]		500	†	505,000
JPMorgan Chase & Co., 4.23% (3 Month US LIBOR + 3.47%), Series I (FRN)[a,b]		857,000		781,789

				1,342,432

BANKS—FOREIGN	0.8%
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[b,c,d,e]		500,000		515,470
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)[b,c,e,f]		700,000		755,944
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[b,c,e]		500,000		520,985
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[b,c,e,f]		600,000		623,667

				2,416,066

COMMUNICATIONS—TOWERS	0.6%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		1,300	†	1,936,375

INSURANCE—PROPERTY CASUALTY—FOREIGN	0.2%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[c,d]		606,000		669,779

PIPELINES	0.1%
Energy Transfer Operating LP, 7.125% to 5/15/30, Series Gb,c		340,000		291,125

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$6,071,491)				6,655,777

CORPORATE BONDS	1.0%
COMMUNICATIONS—TOWERS	0.2%
SBA Communications Corp., 3.875%, due 2/15/27, 144Af		450,000		448,742

CONSUMER—CYCLICAL	0.0%
Macy’s, Inc., 8.375%, due 6/15/25, 144Af		100,000		99,688

REAL ESTATE	0.8%
DIVERSIFIED	0.1%
Service Properties Trust, 4.95%, due 10/1/29		400,000		339,422

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

		Principal Amount	Value
HEALTH CARE	0.2%
Diversified Healthcare Trust, 9.75%, due 6/15/25		$400,000	$430,250
Sabra Health Care LP, 4.80%, due 6/1/24		200,000	200,649
Welltower, Inc., 2.75%, due 1/15/31		150,000	149,578

			780,477

NET LEASE	0.2%
Spirit Realty Capital, Inc., 3.75%, due 5/15/21		300,000	297,750
VEREIT Operating Partnership LP, 3.40%, due 1/15/28		50,000	50,384
VICI Properties LP, 4.125%, due 8/15/30, 144Af		244,000	233,097

			581,231

SHOPPING CENTERS	0.3%
COMMUNITY CENTER	0.2%
Federal Realty Investment Trust, 3.50%, due 6/1/30		350,000	369,406
Regency Centers LP, 3.70%, due 6/15/30		125,000	134,643

			504,049

REGIONAL MALL	0.1%
Brookfield Property REIT, Inc., 5.75%, due 5/15/26, 144Af		500,000	423,670

TOTAL SHOPPING CENTERS			927,719

TOTAL REAL ESTATE			2,628,849

TOTAL CORPORATE BONDS (Identified cost—$3,249,056)			3,177,279

		Shares
SHORT-TERM INVESTMENTS	0.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.11%[g]		1,454,132	1,454,132

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$1,454,132)			1,454,132

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$252,265,249)	99.3%		318,057,814
WRITTEN OPTION CONTRACTS	(0.1)		(453,059)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.8		2,749,411

NET ASSETS (Equivalent to $12.22 per share based on 26,217,612 shares of common stock outstanding)	100.0%		$320,354,166

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[h]	Premiums Received	Value
Call—Invitation Homes, Inc.	$30.00	8/21/20	(250)	$(688,250)	$(16,103)	$(18,750)
Call—Simon Property Group, Inc.	90.00	10/16/20	(250)	(1,709,500)	(175,159)	(101,250)
Put—Gaming and Leisure Properties, Inc.	33.00	7/17/20	(360)	(1,245,600)	(37,425)	(37,800)
Put—WP Carey	70.00	7/17/20	(180)	(1,217,700)	(56,332)	(68,400)
			(1,040)	$(4,861,050)	$(285,019)	$(226,200)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[h]	Premiums Received	Value
Put—Gaming and Leisure Properties, Inc.	Goldman Sachs International	$32.00	7/17/20	(360)	$(1,245,600)	$(37,080)	$(25,236)
Put—Omega Healthcare Investors, Inc.	Goldman Sachs International	25.00	7/17/20	(370)	(1,100,010)	(33,300)	(11,634)
Put—Healthpeak Properties, Inc.	Goldman Sachs International	31.75	8/21/20	(397)	(1,094,132)	(210,410)	(189,989)

				(1,127)	$(3,439,742)	$(280,790)	$(226,859)

Glossary of Portfolio Abbreviations

FRN	Floating Rate Note
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2020 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
‡	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $3,885,845 in aggregate has been pledged as collateral.
[a]	Variable rate. Rate shown is in effect at June 30, 2020.
[b]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[c]	Security converts to floating rate after the indicated fixed-rate coupon period.
[d]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $1,185,249 which represents 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

[e]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $2,416,066 or 0.8% of the net assets of the Fund.

[f]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $2,584,808 which represents 0.8% of the net assets of the Fund, of which 0.0% are illiquid.

[g]	Rate quoted represents the annualized seven-day yield.
[h]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$252,265,249)	$318,057,814
Cash collateral pledged for over-the-counter option contracts	410,000
Cash	250,605
Receivable for:
Investment securities sold	1,346,201
Dividends and interest	1,245,806
Other assets	15,531

Total Assets	321,325,957

LIABILITIES:
Written option contracts, at value (Premiums received—$565,809)	453,059
Payable for:
Investment securities purchased	230,300
Investment advisory fees	187,569
Administration fees	10,718
Directors’ fees	64
Other liabilities	90,081

Total Liabilities	971,791

NET ASSETS	$320,354,166

NET ASSETS consist of:
Paid-in capital	$261,625,121
Total distributable earnings/(accumulated loss)	58,729,045

$320,354,166

NET ASSET VALUE PER SHARE:
($320,354,166 ÷ 26,217,612 shares outstanding)	$12.22

MARKET PRICE PER SHARE	$12.31

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	0.74%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividend income	$5,020,014
Interest income	195,125

Total Investment Income	5,215,139

Expenses:
Investment advisory fees	1,149,707
Administration fees	94,107
Shareholder reporting expenses	87,281
Professional fees	40,574
Transfer agent fees and expenses	13,938
Directors’ fees and expenses	8,412
Custodian fees and expenses	5,262
Miscellaneous	21,404

Total Expenses	1,420,685

Net Investment Income (Loss)	3,794,454

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(608,828)
Written option contracts	(393,389)

Net realized gain (loss)	(1,002,217)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(42,323,862)
Written option contracts	67,329

Net change in unrealized appreciation (depreciation)	(42,256,533)

Net Realized and Unrealized Gain (Loss)	(43,258,750)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(39,464,296)

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31, 2019
Change in Net Assets:
From Operations:
Net investment income (loss)	$3,794,454	$7,703,790
Net realized gain (loss)	(1,002,217)	18,599,071
Net change in unrealized appreciation (depreciation)	(42,256,533)	59,455,365

Net increase (decrease) in net assets resulting from operations	(39,464,296)	85,758,226

Distributions to Shareholders	(12,577,728)	(25,113,974)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	305,374	735,553

Total increase (decrease) in net assets	(51,736,650)	61,379,805
Net Assets:
Beginning of period	372,090,816	310,711,011

End of period	$320,354,166	$372,090,816

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Per Share Operating Data:		2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.21	$11.89	$13.41	$13.35	$13.60	$14.15

Income (loss) from investment operations:

Net investment income (loss)[a]	0.14	0.29	0.30	0.30	0.33	0.28
Net realized and unrealized gain (loss)	(1.65)	2.99	(0.86)[b]	0.72	0.38	0.48

Total from investment operations	(1.51)	3.28	(0.56)	1.02	0.71	0.76

Less dividends and distributions to shareholders from:

Net investment income	(0.48)	(0.30)	(0.30)	(0.31)	(0.33)	(0.28)
Net realized gain	—	(0.66)	(0.66)	(0.63)	(0.63)	(1.03)
Tax return of capital	—	—	—	(0.02)	—	—

Total dividends and distributions to shareholders	(0.48)	(0.96)	(0.96)	(0.96)	(0.96)	(1.31)

Anti-dilutive effect from the issuance of reinvested shares	0.00 [c]	0.00 [c]	—	—	—	—

Net increase (decrease) in net asset value	(1.99)	2.32	(1.52)	0.06	(0.25)	(0.55)

Net asset value, end of period	$12.22	$14.21	$11.89	$13.41	$13.35	$13.60

Market value, end of period	$12.31	$14.48	$10.75	$12.77	$12.10	$12.60

Total net asset value return[d]	-10.50%[e]	28.14%	-4.04%[b]	8.33%	5.61%	6.55%

Total market value return[d]	-11.52%[e]	44.42%	-8.89%	13.82%	3.32%	5.82%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2020	For the Year Ended December 31,
Ratios/Supplemental Data:		2019	2018	2017	2016	2015
Net assets, end of period (in millions)	$320.4	$372.1	$310.7	$350.6	$348.9	$355.5

Ratios to average daily net assets:

Expenses	0.86%[f]	0.86%	0.89%[b]	0.87%	0.85%	0.85%

Net investment income (loss)	2.31%[f]	2.16%	2.41%	2.24%	2.39%	2.04%

Portfolio turnover rate	25%[e]	52%	29%	29%	36%	14%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(0.87). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 0.88%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -4.10%.

[c]	Amount is less than $0.005.
[d]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s investment objective is high total return through investment in real estate securities.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$265,261,533	$265,261,533	$—	$—
Preferred Securities—
$25 Par Value:
Real Estate—Residential	1,259,500	756,800	502,700	—
Other Industries	40,249,593	40,249,593	—
Preferred Securities—
Capital Securities	6,655,777	—	6,655,777	—
Corporate Bonds	3,177,279	—	3,177,279	—
Short-Term Investments	1,454,132	—	1,454,132	—

Total Investments in Securities[a]	$318,057,814	$306,267,926	$11,789,888	$—

Written Option Contracts	$(453,059)	$(226,200)	$(226,859)	$—

Total Derivative Liabilities[a]	$(453,059)	$(226,200)	$(226,859)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2020, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2020, the Fund’s fiscal year end.

Distributions Subsequent to June 30, 2020: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date	Record Date	Payable Date	Amount
7/14/20	7/15/20	7/31/20	$0.080
8/18/20	8/19/20	8/31/20	$0.080
9/15/20	9/16/20	9/30/20	$0.080

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2020, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2020, the Fund incurred $65,698 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $1,280 for the six months ended June 30, 2020.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2020, totaled $82,491,505 and $89,299,064, respectively.

Note 4. Derivative Instruments

The following tables present the value of derivatives held at June 30, 2020 and the effect of derivatives held during the six months ended June 30, 2020, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Written Option Contracts—Exchange-Traded[a]	—	$—	Written option contracts	$226,200
Written Option Contracts—Over-the-Counter	—	—	Written option contracts	226,859

[a]	Not subject to a master netting arrangement or another similar agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts[a]	Net Realized and Unrealized Gain (Loss)	$(171,282)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	(393,389)	67,329

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2020, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts	$—	$226,859

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2020:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$226,859	$—	$(226,859)	$—

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2020:

	Purchased Option Contracts	Written Option Contracts
Average Notional Amount[a,b]	$2,454,347	$6,662,053

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents three months for purchased option contracts and six months for written option contracts.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2020, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$252,265,249

Gross unrealized appreciation on investments	$78,275,332
Gross unrealized depreciation on investments	(12,370,017)

Net unrealized appreciation (depreciation) on investments	$65,905,315

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2020, the Fund issued 23,286 shares of common stock at 305,374 for the reinvestment of dividends. During the year ended December 31, 2019, the Fund issued 52,285 shares of common stock at $735,553 for the reinvestment of dividends.

On December 10, 2019, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2020, through the fiscal year ended December 31, 2020.

During the six months ended June 30, 2020 and the year ended December 31, 2019, the Fund did not effect any repurchases.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other Risks

Market Price Discount from Net Asset Value Risk: Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the shares may trade at, above or below NAV.

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and down grades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may be short term or, particularly in the event of a “second wave” of infections, may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. There are numerous potential vaccines in development, but the scalability and effectiveness of such vaccines are unknown. Even if an effective vaccine were to become readily available, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period. During this period, the UK will no longer be considered a member state of the EU, but will remain subject to EU law, regulations and maintain access to the EU single market while the UK and EU negotiate and agree on the nature of their future relationship. The transition period is expected to end December 31, 2020, subject to extension. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability. In addition, if the UK and the EU are unable to agree on trade and/or other agreements by the end of the transition period, or a related extension, the economic impact resulting from Brexit may be more negative.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has proposed a new rule that would replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. There is no assurance that the rule will be adopted. The proposed rule would, among other things, limit the ability of the Fund to enter into derivative transactions and certain other transactions, which may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. In 2017 the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Alternatives to LIBOR are in development in many major financial markets. For example, the U.S. Federal Reserve has begun publishing a Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as a possible replacement for U.S. dollar LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (SONIA) in England. Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

global consensus on alternative rates is lacking. It is likely that panel banks will cease reporting LIBOR as soon as they are able to, effectively phasing it out as of 2022; however, the LIBOR transition might be extended. The official sector appears resistant to adjusting deadlines but there may be more pressing demands on regulators and companies stemming from COVID-19. There remains uncertainty and risk regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments, the suitability of the proposed replacement rates, and the process for amending existing contracts and instruments remains unclear. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021 and could extend into 2022 or beyond.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2020 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on May 14, 2020. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted for	Authority Withheld
To elect Directors:

Michael G. Clark	21,845,821	558,346
Dean A. Junkans	21,820,708	583,458

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2020) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (9/27/93)	One Year	Five Years	Ten Years	Since Inception (9/27/93)
-3.18%	6.73%	9.95%	9.47%	-6.00%	8.67%	11.29%	9.21%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-227-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 866-227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 2, 2020 and at meetings of the full Board of Directors held on March 17, 2020 and June 9, 2020. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 8, 2020. At the meeting of the full Board of Directors on June 9, 2020, the Advisory Agreement was unanimously continued for a term ending June 30, 2021 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark and a relevant linked blended benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2020, ranking one out of five peers for each period. The Board of Directors also noted that the Fund outperformed the linked blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2020. The Board of Directors further noted that the Fund outperformed the linked benchmark for the one-, three-and five-year periods ended March 31, 2020. The Board of Directors noted that the Fund performed in line with the linked benchmark for the ten-year period ended March 31, 2020.

The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor’s performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the contractual and actual management fees paid by the Fund, as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual and contractual management fees as well as the total expense ratio were the lowest in the Peer Group. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Thomas N. Bohjalian

Vice President

Yigal D. Jhirad

Vice President

William F. Scapell

Vice President

Jason A. Yablon

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:    RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Total Return

Realty Fund (RFI)

Semiannual Report June 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a)	Not Applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2019.

(b)	The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2019.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date: September 3, 2020